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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 24, 2005

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                                 VIRTGAME CORP.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                     000-29800                33-0716247
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                          6969 Corte Santa Fe, Suite A
                           San Diego, California 92121
                    (Address of principal executive offices)

                                 (858) 373-5001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01 Regulation FD Disclosure

On February 24, 2005, VirtGame Corp. presented at a meeting information concerning the company and its agreement to be acquired by Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation. The information presented at this meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information

Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will include a prospectus of Mikohn, a proxy statement of VirtGame Corp., and other relevant documents in connection with the proposed transaction. Investors and security holders are advised to read the prospectus/proxy statement regarding the proposed merger if and when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the prospectus/proxy statement, if and when available, and other documents filed by Mikohn and VirtGame at the Securities and Exchange Commission's web site at www.sec.gov. The prospectus/proxy statement and such other documents may be obtained, when available, from VirtGame by directing such request to VirtGame Corp., 6969 Corte Santa Fe, Ste. A, San Diego, California 92121, Attention: Investor Relations. The prospectus/proxy statement and such other documents may also be obtained, when available, from Mikohn by directing such request to Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada, 89119, Attention:
Investor Relations.

Forward Looking Statements

Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding expectations for the acquisition of VirtGame and the anticipated value of the proposed transaction. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that merger transaction may not be completed in the second quarter of 2005, or at all, risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction, including approval by stockholders of VirtGame, risks related to any uncertainty surrounding the transaction, and the costs related to the transaction. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number      Descriptions
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99.1        Presentation

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIRTGAME CORP.


Date:  February 24, 2005                /s/ Mark R. Newburg
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                                        Mark R. Newburg, Chief Executive Officer

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                                  Exhibit Index

The exhibit listed in this index is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit
Number      Descriptions
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99.1        Presentation